EXHIBIT 10.85
                           WAIVER
          WAIVER dated as of July 25, 1995, between UNITED STATIONERS SUPPLY CO., a corporation duly organized and validly existing under the laws of the State of Illinois (the "Company"); UNITED STATIONERS INC., a corporation duly organized and validly existing under the laws of the State of Delaware ("the Guarantor" and, together with the Company, the "Obligors"); each of the lenders that is a signatory hereto; and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a national banking association, as agent for the Lenders under the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the "Agent")
                    W I T N E S S E T H:
          WHEREAS, the Company, the Guarantor, certain lenders and the Agent are parties to a Credit Agreement dated as of March 30, 1995 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Aqreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by making of loans and issuing letters of credit) to be made by said lenders to the Company in an aggregate principal or face amount not exceeding $500,000,000;
      WHEREAS, Waiver and Amendment No. 1 to the Credit Agreement dated as of April 13, 1995, among the Company, the Guarantor, the lenders party thereto and the Agent ("Waiver and Amendment No. 1") permitted the Company to repurchase its Class B Preferred Stock, in whole but not in part, at any time for an aggregate price of not more than $7,500,000;

          WHEREAS, the Company now proposes to repurchase such Class B Preferred Stock pursuant to Waiver and
Amendment No. 1 for for an aggregate price of $7,000,000 and in connection with such repurchase will be required to make a Dividend Payment in cash in respect of its Class C
Preferred Stock;

          WHEREAS, the Company wishes to make such Dividend
Payment in respect of its Class C Preferred Stock prior to July 31, 1995 notwithstanding Section 9.09 of the Credit
Agreement;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          Section 1.  Definitions.  Except as otherwise
defined in this Waiver, terms defined in the Credit
Agreement arG used herein as defined therein.

          Section 2.   Waivers.   Notwithstanding anything
to the
contrary contained in Section 9 09(a) of the Credit Agreement, the Lenders hereby consent to the making of a Dividend Payment in respect of the Class C Preferred Stock in cash for up to $255,000, provided that such Dividend Payment be made by the Company no later than July 30, 1995 and, provided further that upon making such Dividend Payment, the Company shall deliver to each Lender a certificate of a Responsible Officer of the Company stating that prior to and after giving effect to such Dividend Payment, no Default exists and demonstrating compliance with the condition set forth in clause (2) of Section 9.09(a) of the Credit Agreement.

          Section 3.  Representations and Warranties.   Each
of the Guarantor and the Company represents and warrants to the Lenders that (a) no Default has occurred and is continuing and (b) the representations and warranties set forth in Section 8 of the Credit Agreement and in each other Basic Document to which the Guarantor or the Company is a party are true and complete on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).
          Section 4. Effectiveness. The waiver of certain provisions of the Credit Agreement set forth in said Sections 2 shall become effective, as of the date hereof, upon the execution and delivery hereof.
          Section 5.  Miscellaneous.  Except as herein
provided, the Credit Agreement shall remain unchanged and in full force and effect. This Waiver may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Waiver by signing any such counterpart. This Waiver shall be governed by, and construed in accordance with, the law of the State of New York.




          IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered as of the day and year first above written.


                              UNITED STATIONERS SUPPLY CO.
                              By _________________________
                                 __ Title:
                              UNITED STATIONERS INC
                              By _________________________
                                 __ Title:
                              THE CHASE MANHATTAN BANK
                               (NATIONAL ASSOCIATION)
                              By _________________________
                                 __ Title:
                              ARAB BANKING CORPORATION
                                (B.S.C. )
                              By _________________________
                                 _ Title:
                              BANK OF AMERICA ILLINOIS
                              By
   __________________________ Title:
THE BANK OF NEW YORK
By __________________________ Title:



THE FIRST NATIONAL BANK OF CHICAGO


By _______________________________
   Title:


THE LONG-TERM CREDIT BANK OF JAPAN,
      LTD., CHICAGO BRANCH


By _______________________________
   Title:
NATIONSBANK, N.A.  (CAROLINAS)
By _______________________________
   Title:
PNC BANK, NATIONAL ASSOCIATION
By _______________________________
   Title:

VAN KAMPEN MERRITT PRIME RATE INCOME
  TRUST


By _______________________________
   Title:


BANK ONE, MILWAUKEE, NA


By _______________________________
   Title:

THE CIT GROUP/BUSINESS CREDIT, INC.


By ________________________________
   Title:


NATIONAL CANADA FINANCE CORPORATION


By ________________________________
   Title:

By ________________________________
   Title:


SANWA BUSINESS CREDIT CORPORATION


By ________________________________
   Title:


TRANSAMERICA BUSINESS CREDIT
  CORPORATION


By ________________________________
   Title:


BANK OF SCOTLAND


By ________________________________
   Title:


THE NORTHERN TRUST COMPANY


By ________________________________
   Title:  Vice President





CORESTATES BANK, N.A.


By ________________________________
   Title:


COMERICA BANK


By ________________________________
   Title:


THE FIRST NATIONAL BANK OF MARYLAND


By ________________________________
   Title:


THE MITSUBISHI TRUST AND BANKING
  CORPORATION CHICAGO BRANCH


By ________________________________
   Title:


NBD BANK
By _______________________________
   Title:
BANQUE PARIBAS
By _______________________________
   Title:

By _______________________________
   Title:

SOCIETY NATIONAL BANK


By ______________________________
   Title:


THE BANK OF TOKYO TRUST COMPANY


By ______________________________
   Title:


UNION BANK
By ______________________________
   Title:
MICHIGAN NATIONAL BANK
By ______________________________
   Title:
CREDITANSTALT CORPORATE FINANCE,
   INC.
By ______________________________
   Title:

By ______________________________
   Title:


KEYPORT LIFE INSURANCE COMPANY


By ______________________________
   Title:




STICHTING RESTRUCTURED OBLIGATIONS
     BACKED BY SENIOR ASSETS 2
     (ROSA2)
By CHANCELLOR SENIOR SECURED
     MANAGEMENT, INC., as Portfolio
     Advisor
     By __________________________
        Title:
RESTRUCTURED OBLIGATIONS BACKED BY
     SENIOR ASSETS B.V.

By CHANCELLOR SENIOR SECURED
     MANAGEMENT, INC., as Portfolio
     Advisor

     By __________________________
        Title:


CERES FINANCE, LTD.

By CHANCELLOR SENIOR SECURED
     MANAGEMENT, INC., as Financial
     Manager

     By __________________________
        Title:



STRATA FUNDING LTD.
By CHANCELLOR SENIOR SECURED
     MANAGEMENT, INC., as Financial
     Manager


     By __________________________
        Title:
DEUTSCHE FINANCIAL SERVICES HOLDING
  CORPORATION


By _______________________________
   Title:


THE CHASE MANHATTAN BANK (NATIONAL
  ASSOCIATION),
  as Agent


By _______________________________
   Title: